EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Seaspan Corporation (the “Company”) on Form 20-F for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Form 20-F”), I, Sai W. Chu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 11, 2014

By:	/s/ Sai W. Chu
Sai W. Chu Chief Financial Officer (Principal Financial and Accounting Officer)